SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 25, 2000
                                                          ---------------


                               CYTOGEN CORPORATION
                  -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     000-14879                     22-2322400
       --------                     ---------                     ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

600 College Road East, CN5308
       Princeton, NJ                                               08540-5308
  -------------------------                                        ----------
   (Address of Principal                                           (Zip Code)
    Executive Offices)



       Registrant's telephone number, including area code: (609) 750-8200
                                                          ----------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

     On August 25, 2000, Cytogen Corporation ("Cytogen"), a Delaware corporation, Cytogen Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Cytogen, and Advanced Magnetics, Inc. ("Advanced Magnetics"), a Delaware corporation, terminated their Agreement and Plan of Merger (the "Merger Agreement") dated as of July 7, 2000. In addition, voting agreements by and between certain stockholders of Cytogen and Advanced Magnetics, pursuant to which such stockholders agreed to vote their shares in favor of, among other things, the adoption of the Merger Agreement and the approval of the merger, terminated simultaneously therewith. Also on August 25, 2000, Cytogen and Advanced Magnetics entered into product marketing and supply agreements that cover products in Advanced Magnetics' pipeline. In connection with such agreements, Advanced Magnetics received 1,500,000 shares of common stock of Cytogen (300,000 of which are freely tradeable and the remainder of which will become freely tradeable in increments of 300,000 on the 25th of each of the four months beginning September 25, 2000) and an additional 500,000 shares of common stock of Cytogen have been placed in escrow to be released upon satisfaction of certain milestones. The press release announcing the termination of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Statements contained in this Report on Form 8-K that are not historical facts may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectation contained in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: uncertainties as to FDA approval of Combidex(R) and Code 7228 for marketing, and other risks identified in Cytogen's Securities and Exchange Commission filings.


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ITEM 7. EXHIBITS.

        (c)     Exhibits.
                --------

        Exhibit No.                            Description
        -----------                            -----------
           99.1               Press Release of Cytogen Corporation, dated August
                              28, 2000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION


                                        By: /s/ H. Joseph Reiser
                                           -------------------------------------
                                           H. Joseph Reiser, Ph.D.
                                           President and Chief Executive Officer

Dated:   September 1, 2000


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                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

   99.1             Press Release of Cytogen Corporation, dated August 28, 2000.